Exhibit 99.1

BorgWarner Announces Cash Tender Offers for its Senior Notes

Auburn Hills, Michigan, August 7, 2024 – BorgWarner Inc. (NYSE: BWA) (the “Company”) today announced that it has commenced tender offers to purchase for cash the debt securities issued by the Company listed in the table below (collectively, the “Notes,” and each a “series”).

Title of Security	CUSIP No.	Principal Amount Outstanding	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread
3.375% Senior Notes due 2025	099724AJ5	$384,474,000	1.75% U.S. Treasury due March 15, 2025	FIT3	0 bps
5.000% Senior Notes due 2025	099724AM8 / U0560UAA0	$453,187,000	5.00% U.S. Treasury due September 30, 2025	FIT4	0 bps

The tender offers consist of offers to purchase for cash any and all of the Company’s outstanding 3.375% Senior Notes due 2025, CUSIP No. 099724AJ5, and 5.000% Senior Notes due 2025, CUSIP Nos. 099724AM8 / U0560UAA0, on the terms and conditions set forth in the Offer to Purchase, dated August 7, 2024 (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and the related Notice of Guarantee Delivery attached to the Offer to Purchase (the "Notice of Guaranteed Delivery”). The tender offers are individually referred to herein as a “Tender Offer” and collectively as the “Tender Offers.” The Offer to Purchase and the Notice of Guaranteed Delivery are referred to herein collectively as the “Tender Offer Documents.”

Holders must validly tender (and not validly withdraw) or deliver a properly completed and duly executed Notice of Guaranteed Delivery for their Notes at or prior to the Expiration Time (as defined below) to receive the Tender Offer Consideration (as defined below). Additionally, holders whose Notes are purchased in the Tender Offers will receive accrued and unpaid interest from the last interest payment date of the Notes of each series to, but not including, the Settlement Date (as defined in the Offer to Purchase). The Company expects the Settlement Date to occur on August 16, 2024.

The Tender Offers will expire at 5:00 p.m., New York City time, on August 13, 2024 (such time and date, as it may be extended, the “Expiration Time”), unless extended or earlier terminated by the Company. The Notes tendered may be withdrawn at any time at or prior to the Expiration Time by following the procedures described in the Offer to Purchase.

The Company’s obligation to accept for purchase and to pay for Notes of each series validly tendered and not validly withdrawn pursuant to the Tender Offers is subject to the satisfaction or waiver, in the Company’s discretion, of a financing condition and certain other conditions, which are more fully described in the Offer to Purchase. The Tender Offers are not subject to a minimum tender condition. The complete terms and conditions of the Tender Offers are set forth in the Tender Offer Documents. Holders of Notes are urged to read the Tender Offer Documents carefully.

The consideration for each $1,000 principal amount of Notes of a series validly tendered, not validly withdrawn and accepted for purchase pursuant to the applicable Tender Offer (the “Tender Offer Consideration”) will be the lesser of (x) the amount as determined in the manner described in the Tender Offer Documents by reference to the fixed spread specified in the table above plus the applicable yield to maturity on the U.S. Treasury Reference Security based on the bid-side price of the U.S. Treasury Reference Security specified in the table above at 10:00 a.m., New York City time, on August 13, 2024 and (y) $1,000 for 3.375% Senior Notes due 2025 or $1,010 for the 5.000% Senior Notes due 2025.

Information Relating to the Tender Offers

The Offer to Purchase is being distributed to holders beginning today. BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC are the dealer managers for the Tender Offers. Investors with questions regarding the Tender Offers may contact BofA Securities, Inc. at (980)-387-5602 (toll-free) or email debt_advisory@bofa.com, Citigroup Global Markets Inc. at (800) 558-3745 (toll-free) or (212) 723-6106 (collect) or email ny.liabilitymanagement@citi.com and Wells Fargo Securities, LLC at (866) 309-6316 (toll-free) or (704) 410-4759 (collect) or email liabilitymanagement@wellsfargo.com. Global Bondholder Services Corporation is the tender and information agent for the Tender Offers and can be contacted at (212) 430-3774 or toll-free at (855) 654-2015 or at the following web address: https://www.gbsc-usa.com/borgwarner.

None of the Company or its affiliates, their respective boards of directors or managers, the dealer manager, the information agent, the tender agent, the trustees or any of their respective affiliates makes any recommendation as to whether holders should tender Notes of a series in response to the Tender Offers. Each holder must make his, her or its own decision as to whether to tender Notes and, if so, as to what principal amount of Notes to tender.

This press release shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. The Tender Offers are being made only pursuant to the Offer to Purchase and only in such jurisdictions as is permitted under applicable law.

About BorgWarner

For more than 130 years, BorgWarner (NYSE: BWA) has been a transformative global product leader bringing successful mobility innovation to market. Today, we're accelerating the world's transition to eMobility – to help build a cleaner, healthier, safer future for all.

Forward-Looking Statements

This release may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that are based on management's current outlook, expectations, estimates and projections. Words such as “anticipates,” “believes,” “continues,” “could,” “designed,” “effect,” “estimates,” “evaluates,” “expects,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Further, all statements, other than statements of historical fact, contained in this release regarding matters that we expect or anticipate will or may occur in the future regarding our financial position, business strategy and measures to implement that strategy, including changes to operations, competitive strengths, goals, expansion and growth of our business and operations, plans, references to future success and other such matters, are forward-looking statements. All forward-looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. Forward-looking statements are not guarantees of performance, and the Company's actual results may differ materially from those expressed, projected, or implied in or by the forward-looking statements.

You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Forward-looking statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. These risks and uncertainties, among others, include supply disruptions impacting us or our customers; commodity availability and pricing, and an inability to achieve expected levels of recoverability in commercial negotiations with customers concerning these costs; competitive challenges from existing and new competitors, including original equipment manufacturer (“OEM”) customers; the challenges associated with rapidly changing technologies, particularly as they relate to electric vehicles, and our ability to innovate in response; the difficulty in forecasting demand for electric vehicles and our electric vehicles revenue growth; potential disruptions in the global economy caused by wars or other geopolitical conflicts; the ability to identify targets and consummate acquisitions on acceptable terms; failure to realize the expected benefits of acquisitions on a timely basis; the possibility that our 2023 tax-free spin-off of our former Fuel Systems and Aftermarket segments into a separate publicly traded company will not achieve its intended benefits; the failure to promptly and effectively integrate acquired businesses; the potential for unknown or inestimable liabilities relating to the acquired businesses; our dependence on automotive and truck production, which is highly cyclical and subject to disruptions; our reliance on major OEM customers; impacts of any future strikes involving any of our OEM customers and any actions such OEM customers take in response; fluctuations in interest rates and foreign currency exchange rates; our dependence on information systems; the uncertainty of the global economic environment; the outcome of existing or any future legal proceedings, including litigation with respect to various claims, or governmental investigations, including related litigation; future changes in laws and regulations, including, by way of example, taxes and tariffs, in the countries in which we operate; impacts from any potential future acquisition or disposition transactions; and the other risks noted in reports that we file with the SEC, including Item 1A, “Risk Factors,” in our most recently filed Annual Report on Form 10-K and/or Quarterly Report on Form 10-Q. We do not undertake any obligation to update or announce publicly any updates to or revisions to any of the forward-looking statements in this release to reflect any change in our expectations or any change in events, conditions, circumstances, or assumptions underlying the statements.